As filed with the U.S. Securities and Exchange Commission on September 28, 2022

1933 Act File No. 333-267072

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

Pre-Effective Amendment No. 1         Post-Effective Amendment No. ___

Managed Portfolio Series
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices, Zip Code)

(414) 765-6844
(Registrant’s Telephone Number)

Brian R. Wiedmeyer, President and Principal Executive Officer
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copy to:

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Title of Securities being Registered: Institutional Class shares of the CornerCap Small-Cap Value Fund.
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

CornerCap Small-Cap Value Fund
a series of CornerCap Group of Funds

Dear Shareholder:
I am writing to let you know that a meeting (the “Meeting”) of shareholders of the CornerCap Small-Cap Value Fund (the "Target Fund”) has been scheduled for November 4, 2022, at 1:00 p.m., Eastern time. If you plan to attend the Meeting, please follow the registration instructions as outlined in the enclosed Proxy Statement/Prospectus. The Meeting has been called to consider an important proposal affecting the Target Fund. The enclosed Proxy Statement/Prospectus describes a proposal to reorganize the Target Fund into a newly created mutual fund within Managed Portfolio Series (the “Acquiring Trust”), which is also called the CornerCap Small-Cap Value Fund (the “Acquiring Fund”). Shareholders of the Target Fund will receive shares of the Acquiring Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.
If approved by shareholders, the Reorganization (defined below) will occur on or about November 18, 2022.  On that date, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Target Fund; shareholders of the Target Fund will receive a number of full and fractional shares of the Institutional Class of the Acquiring Fund equal in aggregate net asset value to such shareholder’s shares of the Target Fund held at the time of the exchange; and the Target Fund will be dissolved (the transaction with respect to the Target Fund and the Acquiring Fund, a “Reorganization”). The enclosed Proxy Statement/Prospectus describes the Reorganization in greater detail and contains important information about the Acquiring Fund.
The Reorganization has been carefully reviewed by the Target Fund’s Board of Trustees (the “Target Fund Board”).  The Target Fund Board is responsible for protecting your interests as a shareholder.  The Target Fund Board believes the Reorganization is in the best interests of the Target Fund and its shareholders and approved the Reorganization on August 1, 2022. The Target Fund Board recommends that you vote in favor of the proposal and approve the Reorganization.
We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website, https://www.cornercapfunds.com/, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at https://www.cornercapfunds.com/. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.
Sincerely,

/s/Thomas E. Quinn
Thomas E. Quinn
President
September 30, 2022

CornerCap Group of Funds
1355 Peachtree Street NE, Suite 1700
Atlanta, Georgia 30309

Notice of Special Meeting of Shareholders of the
CornerCap Small-Cap Value Fund
A special meeting (the “Meeting”) of shareholders of the CornerCap Small-Cap Value Fund (the “Target Fund”), a series of CornerCap Group of Funds (the “Target Trust”), has been scheduled for November 4, 2022, at 1:00 p.m., Eastern time, to be held at Three Canal Plaza, Portland, ME 04101, to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TARGET TRUST, ON BEHALF OF THE TARGET FUND, AND MANAGED PORTFOLIO SERIES (THE “ACQUIRING TRUST”), ON BEHALF OF THE CORNERCAP SMALL-CAP VALUE FUND (THE “ACQUIRING FUND”), PROVIDING FOR: (A) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (B) THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (C) THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE “REORGANIZATION”).
The Proposal will be completed with respect to the Target Fund only if the Target Fund’s shareholders approve the Proposal. Fund shareholders of record as of the close of business on September 21, 2022 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal. Shareholders of both classes of the Target Fund, Institutional Shares and Investor Shares, are entitled to vote on the Proposal.
The Target Trust’s Board of Trustees (the "Target Fund Board") has approved the Agreement and Plan of Reorganization and recommends that shareholders of the Target Fund cast their vote “FOR” the proposal as described in the accompanying Proxy Statement/Prospectus.
Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote. Revocations must be received prior to the start of the Meeting, which is currently scheduled for November 4, 2022, at 1:00 p.m., Eastern time.
We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website, https://www.cornercapfunds.com/, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at https://www.cornercapfunds.com/. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
By order of the Target Fund Board,
/s/Thomas E. Quinn
Thomas E. Quinn
President
September 30, 2022

CornerCap Small-Cap Value Fund
a series of

CornerCap Group of Funds
1355 Peachtree Street NE, Suite 1700
Atlanta, Georgia 30309

Proxy Statement/Prospectus
September 30, 2022

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the CornerCap Small-Cap Value Fund (the “Target Fund”), a series of CornerCap Group of Funds (the “Target Trust”). The Meeting is scheduled for November 4, 2022, at 1:00 p.m., Eastern time, held at Three Canal Plaza, Portland, ME 04101. At the Meeting, you and other shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE "PLAN") BETWEEN THE TARGET TRUST, ON BEHALF OF THE TARGET FUND, AND MANAGED PORTFOLIO SERIES (THE “ACQUIRING TRUST”), ON BEHALF OF THE CORNERCAP SMALL-CAP VALUE FUND (THE “ACQUIRING FUND”), PROVIDING FOR: (A) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (B) THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (C) THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE “REORGANIZATION”).

If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund shares in the Reorganization (in the share class as set forth in the table below) having a total dollar value equal to the value of their investment in the Target Fund immediately prior to the Reorganization, as determined pursuant to the Plan. The Target Fund will then be liquidated and dissolved. The table below shows the Target Fund (and share classes) and the Acquiring Fund (and corresponding share classes):

Target Fund Class	Corresponding Acquiring Fund Class
Institutional Shares	Institutional Class
Investor Shares	Institutional Class

The Reorganization is anticipated to be a tax-free transaction for the Target Fund and its shareholders. The Target Trust’s Board of Trustees (the "Target Fund Board") has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. Accordingly, the Target Fund Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

The Target Trust’s Board of Trustees has fixed the close of business on September 21, 2022 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of
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and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share held). If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

This Proxy Statement/Prospectus sets forth certain information about the Reorganization and the Acquiring Fund that you should consider before voting on the Proposal or investing in the Acquiring Fund. You should retain this information for future reference. The Target Trust and Acquiring Trust are separate registered open-end management investment companies. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about October 7, 2022.

Additional information is available in the following materials:

•the Statement of Additional Information dated September 30, 2022, relating to this Proxy Statement/Prospectus (the “Proxy Statement SAI”);

•Prospectus dated August 1, 2022 for the Target Fund, as amended and supplemented (“Target Fund Prospectus”) (File no. 811-04581);

•Statement of Additional Information dated August 1, 2022 for the Target Fund, as amended and supplemented (“Target Fund SAI”) (File no. 811-04581); and

•The Target Fund's audited financial statements and related report of the independent registered public accounting firm included in the Target Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2022 (the “Target Fund Annual Report”). The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.

The Target Fund Prospectus and Target Fund SAI are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund's Prospectus, SAI, and Annual Report are available on the Target Fund's website at https://www.cornercapfunds.com/.

The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the Target Fund's documents are also available at no cost by calling (888) 813-8637. You may also obtain these documents from the SEC’s website at www.sec.gov. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the SEC's public reference library, SEC, Washington, D.C. 20549-1520.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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AN INVESTMENT IN THE ACQUIRING FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUND.

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NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

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SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Prospectus and SAI of the Target Fund. Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund Prospectus, and the Target Fund SAI carefully for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

ON WHAT AM I BEING ASKED TO VOTE?

You are being asked to approve a Plan under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Trust. The Plan, with respect to the Target Fund, provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of shares of the Institutional Class of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

The Acquiring Fund has the same investment objective and substantially similar investment strategies and risks as the Target Fund. The Acquiring Fund has different fundamental investment policies than the Target Fund; however, such differences are not expected to result in material differences in how the Acquiring Fund's portfolio is managed versus the Target Fund, except that the Acquiring Fund is permitted to invest in other investment companies, including money market funds, for cash management purposes. While the portfolio managers named in the Acquiring Fund's prospectus include two of the three portfolio managers named in the Target Fund Prospectus, the overall portfolio management team that serves the Target Fund is the same portfolio management team for the Acquiring Fund, supported by the same analysts and traders. The Acquiring Fund does not have any operating history or performance information and it is expected that upon completion of the proposed Reorganization, the Acquiring Fund will continue the historical performance information of the Target Fund.

As a result of the Reorganization (if approved by shareholders), a Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive shares in the Acquiring Fund’s Institutional Class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the Reorganization. Target Fund shareholders will receive shares of the Acquiring Fund as set forth in the table below:

Target Fund Class	Corresponding Acquiring Fund Class
Institutional Shares	Institutional Class
Investor Shares	Institutional Class

    Approval of the shareholders of the Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting will be held on November 4, 2022 to consider the Proposal. If
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shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board will consider what further actions to take with respect to the Target Fund, which could include liquidating the Target Fund, proposing a reorganization to a different acquiring fund or having the Target Fund continue as a series of the Target Trust.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

As more fully described in this Proxy Statement/Prospectus, the primary purpose of the Reorganization is to provide shareholders with the opportunity to continue their CornerCap mutual fund investment while benefiting from lower annual fund operating expenses within a larger investment company comprised of numerous funds.

The Target Fund, managed by CornerCap Investment Counsel, Inc. (“CIC”), is the only mutual fund within the Target Trust and, as of June 30, 2022, had approximately $129.7 million in assets. The Acquiring Trust is a multi-series registered investment company created and operated by U.S. Bank Global Fund Services (“GFS). It is designed to allow third-party advisers to create and manage separate mutual funds within the Acquiring Trust and thereby benefit from efficiencies and economies of scale associated with sharing a common investment company structure with other mutual funds. As of June 30, 2022, the Acquiring Trust consisted of 37 separate mutual funds with approximately $13.4 billion in combined assets managed by 16 different investment advisers. The Acquiring Trust is able to spread certain trust level overhead expenses over a greater number of funds and a significantly larger asset base, resulting in a lower per-fund operating cost structure than the Target Trust. CIC anticipates that, following the proposed Reorganization, the Acquiring Fund’s annual fund operating expenses will be lower than the Target Fund’s current annual fund operating expenses, after taking into account a contractual expense limitation agreement. Absent this contractual expense limitation agreement, it is anticipated that the Acquiring Fund’s Institutional Class would have an expense ratio that is higher than the Target Fund’s Institutional Shares class but lower than the Target Fund’s Investor Shares class. See “How do the Funds’ Expenses Compare?” below.

In considering the Reorganization and the Plan, the Target Fund Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Target Fund and its shareholders. The Target Fund Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATION -- Target Fund Board Considerations in Approving the Reorganization”.

HOW WILL THE INVESTMENTS OF THE ACQUIRING FUND BE MANAGED?

CIC has served as the investment adviser for the Target Fund since its inception and will continue to serve as the investment adviser for the Acquiring Fund. J. Cannon Carr, Jr., CIC’s Chief Executive Officer, and Jeffrey P. Moeller, CSC’s Director of Research will continue to serve as portfolio managers for the Acquiring Fund, and Joshua Tucker will be elevated to serve as portfolio manager, replacing Thomas E. Quinn. The portfolio management team will be supported by the same analysts and traders who have served the Target Fund. This Proxy Statement/Prospectus provides biographical information about the key individuals who comprise the portfolio management team.

HAS THE TARGET FUND BOARD APPROVED THE REORGANIZATION?

Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Target Fund Board carefully reviewed and considered the Proposal and the Plan and, upon the recommendation of CIC, the
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investment adviser to the Target Fund, unanimously approved the Plan and the Reorganization. The Target Fund Board unanimously recommends that shareholders of the Target Fund vote “For” the Proposal, and thereby approve the Plan and Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?

As a result of the Reorganization, you will become a shareholder of the Acquiring Fund. Immediately after the Reorganization, you will own shares of the Acquiring Fund having a total dollar value equal to the dollar value of the shares of the Target Fund that you owned immediately prior to the Reorganization. Institutional Shares and Investor Shares shareholders of the Target Fund will become Institutional Class shareholders of the Acquiring Fund. CIC will serve as the investment adviser to the Acquiring Fund, and will continue to manage the assets according to the same investment objective and investment philosophy currently in effect for the Target Fund. While the Acquiring Fund will offer two share classes following the Reorganization, Institutional Class and Advisor Class, Target Fund shareholders will only receive Institutional Class shares pursuant to the Reorganization, which will have a lower expense ratio than the Advisor Class.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

Investment Objectives. The investment objectives of the Acquiring Fund and Target Fund are identical. Each has an investment objective that may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar.  Both the Target Fund and Acquiring invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap U.S. companies. Both the Target Fund and Acquiring Fund utilize Fundametrics®, CIC’s proprietary quantitative research system, to select stocks. Fundametrics® evaluates all stocks in a Fund's investable universe with respect to over 200 fundamental factors. Both the Target Fund and Acquiring Fund are classified as a diversified fund under Section 5(b) of the 1940 Act. The Target Fund and Acquiring Fund may generally invest in the same types of investments, except the Acquiring Fund may also invest in other investment companies, such as money market funds, for cash management purposes.

HOW DO THE FUNDS' EXPENSES COMPARE?

The following tables compare the annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the estimated (pro forma) expense ratio of the Acquiring Fund assuming completion of the Reorganization. The total net operating expense ratio of the Institutional Class of the Acquiring Fund after the Reorganization will be lower than the total net operating expense ratio of both Institutional Shares and Investor Shares of the Target Fund as CIC has contractually agreed to limit the Acquiring Fund’s total net operating expense ratio (excluding certain types of expenses described below) for a period of at least three years from the closing date of the Reorganization. The Target Fund expense ratios provided below are based on the audited financials for the Target Fund for the fiscal year ended March 31, 2022. The (pro forma) expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

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Target Fund Institutional Shares/Investor Shares and Acquiring Fund Institutional Class
Shareholder Fees (fees paid directly from your investment)	Target Fund Institutional Shares	Target Fund Investor Shares	Acquiring Fund Institutional Class (pro forma)

Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%	N/A
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	N/A	N/A	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund Institutional Shares	Target Fund Investor Shares	Acquiring Fund Institutional Class (pro forma)

Management Fees	0.90%	0.90%	0.88%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.10%(1)	0.40%(1)	0.18%(2)
Total Annual Fund Operating Expenses	1.00%	1.30%	1.06%
Fee Waiver	0.00%	0.00%	(0.11)%(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.30%	0.95%
(1)CIC has entered into an Administrative Services Agreement with the Target Fund to provide, or make arrangements for the provision of, all day-to-day operational services to the Target Fund. Under the Administrative Services Agreement, the Target Fund pays CIC a monthly fee at the following annual rates of the Target Fund’s average daily net assets: 0.10% for the Institutional Shares and 0.40% for the Investor Shares of the Target Fund. The Acquiring Fund will not adopt this unitary administrative fee approach to accruing its expenses. Instead, the Acquiring Fund will accrue all of its actual expenses incurred and such expenses, for a period of at least three years, will be limited such that the total annual fund operating expense of the Acquiring Fund’s Institutional Class will be lower than the amounts presented herein for each share class of the Target Fund. Refer to footnote 3 below for more information
(2)Acquiring Fund Other Expenses have been estimated.
(3)Effective upon closing of the Reorganization, CIC has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Acquiring Fund. Fees waived and expenses paid by CIC may be recouped by CIC for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Trust’s Board of Trustees (the “Acquiring Fund Board”) or CIC.
EXPENSE EXAMPLE
The expense examples below are intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the Fee Table above. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver for the contractual period above and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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Target Fund (Institutional Shares) Acquiring Fund (Investor Class)	One Year	Three Years	Five Years	Ten Years
	$102	$318	$552	$1,255

Target Fund (Investor Shares) Acquiring Fund (Institutional Class)	One Year	Three Years	Five Years	Ten Years
	$132	$412	$713	$1,568

Combined Pro Forma Acquiring Fund (Institutional Class)	One Year	Three Years	Five Years	Ten Years
	$97	$303	$551	$1,263

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The Acquiring Fund does not have its own performance history because it has not yet commenced operations.

HOW DO THE INVESTMENT ADVISORY, OPERATING EXPENSES AND DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Advisory Arrangements. CIC serves as the investment adviser for the Target Fund and the Acquiring Fund. CIC is located at 1355 Peachtree Street NE, Suite 1700, Atlanta, GA 30309. CIC is organized as a Georgia Corporation and is controlled by Mr. Thomas E. Quinn, CIC's Chief Financial Officer.

The contractual advisory fees for the Target Fund and the Acquiring Fund are set forth below. The Acquiring Fund has a lower contractual advisory fee than the Target Fund. Note that in a year where the Acquiring Fund recoups previously waived advisory fees, its contractual advisory fee plus recouped amounts could exceed the Target Fund’s contractual advisory fee.

Fund	Investment Advisory Fee
Target Fund	0.90%
Acquiring Fund	0.88%

Operating Expenses

The following chart summarizes each Fund’s operating expenses in excess of the contractual advisory fees discuss above, as well as the total expenses expected to be incurred. Additional detail follows this chart.
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	Target Fund	Acquiring Fund
Other Expenses
A unitary Administrative Services Fee of :
a.0.40% of the average annual daily net assets of the Target Fund’s Investor Shares; and
b.0.10% of the average annual daily net assets of the Target Fund’s Institutional Shares
Other expenses are accrued based on actual expenses incurred. The current estimate is 0.18% of the Acquiring Fund’s average annual daily net assets.
Total Expenses	1.00% for Institutional Shares and 1.30% for Investor Shares, based upon the contractual advisory fee plus the unitary Administrative Services Fee.	0.95% for the Fund’s Institutional Class, based upon a contractual expense limitation in place for at least three years.

Target Fund. CIC receives an advisory fee from the Target Fund at an annual rate equal to 0.90% of the Fund’s average annual daily net assets under the terms of the advisory agreement. In addition, CIC has entered into an Administrative Services Agreement with the Target Fund to provide, or make arrangements for the provision of, all day-to-day operational services to the Target Fund. Under the Administrative Services Agreement between CIC and the Target Trust, on behalf of the Target Fund, CIC receives an operating service fee from the Target Fund at an annual rate equal to 0.40% of the average annual daily net assets of the Target Fund’s Investor Shares and 0.10% of the average annual daily net assets of the Target Fund’s Institutional Shares. CIC has contractually agreed to waive its fee and/or reimburse Target Fund expenses to limit the total annual Fund operating expenses (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses and extraordinary expenses) of the Investor Shares to 1.30% through August 1, 2023 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The combination of the advisory fee and the fee under the Administrative Services Agreement results in the following total operating expense for the Target Fund as of March 31, 2022:

Target Fund	Operating Expenses
Institutional Shares	1.00%
Investor Shares	1.30%

Acquiring Fund. The Acquiring Fund will not charge a fee similar to what the Target Fund chargers under its Administrative Services Agreement. Instead, the Acquiring Fund will accrue all expenses incurred connection with the Acquiring Fund's operations. However, pursuant to an operating expenses limitation agreement, CIC has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Acquiring Fund. Fees waived and expenses paid by CIC may be recouped by CIC for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or CIC.

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Distribution. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor for the Target Fund and Acquiring Fund.

HOW DO THE BOARDS AND THE FUNDS' OTHER SERVICE PROVIDERS COMPARE?

The Target Trust and the Acquiring Trust have different boards of trustees. In addition, with the exception of the independent registered accounting firm, the Target Fund and Acquiring Fund have different principal service providers. The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND
Accounting Services/Administrator	Atlantic Fund Administration, LLC (d/b/a Apex Fund Services)	U.S. Bank Global Fund Services
Transfer Agent	Atlantic Shareholder Services, LLC	U.S. Bank Global Fund Services
Custodian	UMB Bank, N.A.	U.S. Bank, National Association
Independent Registered Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

HOW DO THE TARGET FUND'S AND ACQUIRING FUND'S PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Fund’s and Acquiring Fund’s purchase and redemption procedures are substantively the same. You may purchase or redeem shares of each Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase shares at a Fund’s net asset value per share calculated after a Fund's Transfer Agent receives and accepts your purchase order in proper form.

For Institutional Shares of the Target Fund, the minimum initial investment is $1 million and subsequent investments may be made for as little as $250. For Investor Shares of the Target Fund, the minimum initial investment is $2,000 and subsequent investments may be made for as little as $250. For Institutional Class shares of the Acquiring Fund, the minimum initial investment is $2,000 and subsequent investments may be made for as little as $250. The Acquiring Fund's investment minimum will not be enforced for the Reorganization.

HOW DO THE FUNDS' SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

The Target Fund's Institutional Shares and Investor Shares do not charge front-end sales loads, contingent deferred sales charges, Rule 12b-1 fees or shareholder servicing plan fees. The Acquiring Fund's Institutional Class shares also do not charge a front-end sales load, a contingent deferred sales charge, Rule 12b-1 fees or shareholder servicing plan fees.
WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATION?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that, in general, the shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. The Target Fund
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anticipates receiving a legal opinion from Stradley Ronon Stevens & Young, LLP as to this and other expected U.S. federal income tax consequences of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the applicable Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganization, if any.

For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section below entitled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations”.

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

No. Both the Target Fund and the Acquiring Fund generally distribute their net investment income and net capital gains, if any, at least annually. Both the Target Fund and Acquiring Fund typically distribute net capital gains, if any, during the fourth calendar quarter.

WHEN IS THE REORGANIZATION EXPECTED TO OCCUR?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around November 18, 2022.

HOW DO I CAST MY VOTE?

There are several ways you can vote your shares, including by participating in the Meeting and casting your vote, by mail, by telephone, or via the internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal, as recommended by the Target Fund Board, and in their best judgment on other matters to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website, https://www.cornercapfunds.com/, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at https://www.cornercapfunds.com/. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
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WHO WILL PAY FOR THE REORGANIZATION?

CIC will bear the costs associated with the Reorganization, Meeting, and solicitation of proxies as set forth in the Plan which is included as Exhibit C. Neither the Target Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATION?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may vote against the Proposal and/or redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

MAY I REVOKE MY PROXY?

    Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the Meeting and casting your vote or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Meeting (currently scheduled for November 4, 2022, at 1:00 p.m., Eastern time) and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the Meeting and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

WHERE CAN I FIND MORE INFORMATION ABOUT THE TARGET FUND?

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance” for more information about the performance of the Target Fund; (ii) see “Management” for more information about the management of the Target Fund; (iii) see “Shareholder Information – General Information” for more information about the pricing of shares of the Target Fund; (iv) see “Shareholder Information – Dividend and Tax Information” for more information about tax consequences to shareholders of various transactions in shares of the Target Fund and for more information about the Target Fund’s policy with respect to dividends and distributions; and (v) see “Financial Highlights” for more information about the Target Fund’s financial performance. See also Exhibit C — Financial Highlights.

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PROPOSAL: APPROVAL OF THE REORGANIZATION

You are being asked to approve the Reorganization pursuant to the Plan, under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Trust. The Plan, with respect to the Target Fund, provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of shares of the Institutional Class of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
ADDITIONAL INFORMATION ABOUT THE FUNDS
COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following section describes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund, and compares other characteristics of the Target Fund and Acquiring Fund. The investment objective and principal investment strategies of the of the Target Fund are substantially similar to the investment objective and principal investment strategies for the Acquiring Fund.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional non-principal investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

	Target Fund	Acquiring Fund
Form of Organization	A series of the Target Trust, an open-end investment management company organized as a Massachusetts business trust.	A series of the Acquiring Trust, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Institutional Shares Investor Shares
Institutional Class
•If shareholders of the Target Fund approve the Reorganization, Institutional Shares and Investor Shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund.
•While the Acquiring Fund will offer two share classes following the reorganization, Institutional Class and Advisor Class, Target Fund shareholders will only receive Institutional Class shares pursuant to the reorganization.

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Net Assets as of June 30, 2022	$129.7 million	N/A
Investment Advisor and Portfolio Managers	Investment Adviser: CornerCap Investment Counsel, Inc.	Investment Adviser: CornerCap Investment Counsel, Inc.
	Portfolio Managers: Thomas E. Quinn J. Cannon Carr, Jr. Jeffrey P. Moeller	Portfolio Managers: J. Cannon Carr, Jr. Jeffrey P. Moeller Joshua Tucker
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year	The total operating expense ratios for the fiscal year ended March 31, 2022 were: Institutional Shares: 1.00% Investor Shares: 1.30%
CIC has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses through at least November 18, 2025 (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of Institutional Class shares of the Acquiring Fund

Investment Objectives	The Target Fund seeks long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.	Same.
Principal Investment Strategies	The following presents a side-by-side comparison of the principal investment strategies of the Target Fund and Acquiring Fund. While in some instances the language and presentation may differ, there are no material differences between the principal investment strategies. In some instances, the principal investment strategy disclosure of the Acquiring Fund has been re-ordered for comparison purposes.
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To achieve its objective, the Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies having the characteristics described below. CornerCap Investment Counsel, Inc. (the “Adviser”) defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was $25 million to $10.2 billion as of June 30, 2022, and is expected to change frequently. The Fund invests primarily in domestic stocks of small-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.
To achieve its objectives, the Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index is expected to change frequently. As of August 31, 2022, the market capitalization range of the Russell 2000® Index was between $6.5 million and $10.3 billion. The Fund may also invest in real estate investment trusts (“REITs”) that are a part of the Fund’s investable universe.

The Fund is actively managed and invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative research system called “Fundametrics®” developed by the Adviser. The Adviser evaluates data inputs for accuracy and monitors for external events (e.g., litigation, loss of a primary customer, special dividends, etc.) that may not be incorporated into the model, which may result in a portfolio with some deviation from the model’s recommendations.

The Adviser utilizes Fundametrics®, a proprietary quantitative research system, that guides buying and selling stocks by systematically evaluating candidates in the Fund’s investable universe according to fundamental factors, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as providing a risk overlay derived from fundamental and market characteristics, and diversification to manage risk.	The Adviser uses Fundametrics® to select stocks for the Fund. Fundametrics® evaluates all stocks in the Fund’s investable universe (U.S. domestic small-cap stocks) with respect to over 200 fundamental factors. Fundametrics® starts with building an investable universe and ends with an evaluation of every company in the investable universe. The Fundametrics® Alpha Composite (“Alpha Composite”) and the Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”) are important components within the Fundametrics® system that help formulate buy and sell decisions.
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Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® “Alpha Composite” and “Financial Warnings Overlay”. The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential “buy” stocks – those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay – are then evaluated with respect to whether they would improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.
Buy and sell decisions are determined by the rankings produced by the Alpha Composite and the Financial Warnings Overlay. All parameters set within Fundametrics®, including the Alpha Composite and Financial Warnings Overlay, to generate the Fund’s portfolio are set at the full discretion of the Adviser based upon the Adviser’s beliefs regarding the proper approach to constructing a portfolio to meet the Fund’s investment objective. In addition, the Adviser, in its sole discretion, will continue to test, evaluate and modify these parameters over time.

Fundametrics® first groups companies with similar business models and characteristics into custom peer groups. Each peer group is then evaluated with respect to over 200 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality and risk) to find the optimized risk adjusted mix (i.e., to determine unbiasedly which blends of factors are best for each peer group). Overall, valuation generally maintains the highest weight and greatest importance within a peer group, but otherwise each peer group can have fundamental factor and style representation that is unique from the other peer groups. For example, the Software peer group generally has a higher representation of growth factors versus other peer groups, while the Banks peer group generally has a higher representation of value factors versus other peer groups.

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The Alpha Composite is designed to identify alpha stocks, which are stocks considered to have the potential for returns in excess of the Fund’s benchmark over time (i.e., excess returns). It is comprised of two parts, the universe composite and the peer group composite. The universe composite ranks a company against all stocks in the Fund’s investable universe and helps to determine sector allocations to over or underweight, while the peer group composite ranks each stock amongst its peers for stronger stock selection.

The Financial Warnings Overlay is then applied to the Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. Examples of risk factors include, but are not limited to, leverage, accruals, and short lending data. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. The Fund typically buys stocks that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk. A stock is determined to carry unreasonable risk when it accumulates multiple exceptions or warnings within the Financial Warnings Overlay. Warnings are customized by peer group. For example, the Banks peer group will have different risk factors tied to loan quality and capital levels that would not be relevant to Software peer group.
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Stocks that are “attractively valued relative to their growth potential” are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. “Undervalued” stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. “Temporarily out of favor” stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies’ industries, the companies’ prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser’s financial or other analysis of the securities.	Stocks that are attractively valued relative to their growth potential are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. Undervalued stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. Temporarily out of favor stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies’ industries, the companies’ prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser’s financial or other analysis of the securities.
The remainder of the portfolio may be invested in short-term U.S. government obligations or cash-equivalent instruments.	The Fund may also invest in short-term U.S. government obligations or cash-equivalent instruments, such as money market funds.

The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary models. Among other fundamental factors, the Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio
•earnings growth rates
•cash flow measurements

The Adviser selects securities from among approximately 1,950 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key fundamental factors when choosing equity securities with the potential for excess returns:

•relative valuation (i.e., a stock’s valuation relative to its history);
•earnings growth rates, including the evaluation of both historic and forecasted rates over multiple time periods; and
•cash flow, including the evaluation of cash flow over historic, current and forecasted time periods.

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation. The Fund’s portfolio will typically hold between 250 and 350 individual stocks.
From time to time, the Fund may have an allocation of greater than 25% to companies in the same economic sector, including the financial sector.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

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The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund or to raise cash.
The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation. The Fund’s portfolio will typically hold between 250 and 350 individual stocks.

From time to time, the Fund may have an allocation of greater than 25% to companies in the same economic sector, including the financial sector.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Management and Other Fees	Management Fee. The Target Fund pays a management fee to CIC on a monthly basis at an annualized rate of 0.90% of the Target Fund’s average daily net assets.	Management Fee. The Acquiring Fund pays a management fee to CIC on a monthly basis at an annualized rate of 0.88% of the Acquiring Fund’s average daily net assets.
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Operating Expenses Limitation Agreement. CIC has contractually agreed to waive its fee and/or reimburse Target Fund expenses to limit the total annual Fund operating expenses (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses and extraordinary expenses) of the Investor Shares to 1.30% through August 1, 2023 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Target Fund Board.

Operating Expenses Limitation Agreement. CIC has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Acquiring Fund. Fees waived and expenses paid by CIC may be recouped by CIC for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or the CIC.

Sales Charges	N/A	N/A
Distribution and Rule 12b-1 Fees	N/A	N/A
Shareholder Servicing Plan Fee	N/A	N/A
1940 Act Diversification	The Target Fund is diversified.	Same.

PORTFOLIO MANAGERS

    The Target Fund's named portfolio managers are Thomas E. Quinn, J. Cannon Carr, Jr. and Jeffrey P. Moeller. The Acquiring Fund's named portfolio managers include J. Cannon Carr, Jr. and Jeffrey P. Moeller, each of whom is also a named portfolio manager for the Target Fund. In addition, Joshua Tucker is a named portfolio manager for the Acquiring Fund. Information about each portfolio manager is provided below.
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Thomas E. Quinn is Chief Financial Officer of CIC and has been with the firm since co-founding it in 1989. Mr. Quinn has worked in investment management and financial analysis since 1979. He is a Chartered Financial Analyst Charterholder and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University. Mr. Quinn has managed the Target Fund since 1992

J. Cannon Carr, Jr. is Chief Investment Officer of CIC and has been with the firm since 2007. He leads CIC's investment committee, which oversees management of the investment research and products, including the Target Fund and Acquiring Fund. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years. Mr. Carr has managed the Target Fund since 2013 and the Acquiring Fund since inception in 2022.

Jeffery P. Moeller, Director of Research and portfolio manager with CIC, has been with CIC since 2000, and his duties have included development of Fundametrics® research platform, portfolio management, and investment research. Mr. Moeller is a CFA Charterholder. Mr. Moeller has managed the Target Fund since 2005 and the Acquiring Fund since inception in 2022.

Joshua Tucker, research analyst with CIC, has been with CIC since 2013 and his duties include development of Fundametrics® research platform and investment research. Mr. Tucker is a CFA Charterholder. Mr. Tucker has managed the Acquiring Fund since inception in 2022.

The Target and Acquiring Funds’ Statements of Additional Information provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Acquiring Fund and the Target Fund are discussed below. Although the Funds may present their risks differently, there is significant overlap between the principal risks of the Acquiring Fund and the principal risks of the Target Fund, because the principal investment strategies of the Funds are substantially similar.

Target Fund	Acquiring Fund
Business and Company Risk: A Fund’s investments in certain industries or companies in an industry may underperform other industries or companies, and may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments. Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within the industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.
no corresponding risk

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Equity Security Risk: The prices of equity securities will fluctuate – sometimes dramatically – over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.
same

Financial Sector Concentration Risk: At times the Small-Cap Value Fund is concentrated in securities of companies principally engaged in the banking or financial services sectors. As a result, the Small-Cap Value Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, the banking and financial services industries. Companies in these industries are subject to risks from increased competition within the sector, changes in legislation or government regulations affecting the banking and financial services industries, and economic downturns. During times of such concentration, adverse changes in any of these areas may adversely and disproportionately affect the value of the Small-Cap Value Fund.

Financial Sector Concentration Risk: At times the Small-Cap Value Fund will be concentrated in securities of companies principally engaged in the banking or financial services sectors. As a result, the Small-Cap Value Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, the banking and financial services industries. Companies in these industries are subject to risks from increased competition within the sector, changes in legislation or government regulations affecting the banking and financial services industries, and economic downturns. During times of such concentration, adverse changes in any of these areas may adversely and disproportionately affect the value of the Small-Cap Value Fund.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause a Fund to underperform other mutual funds with similar investment objectives. Investments selected by the Adviser for a Fund may not perform to the market’s or the Adviser’s expectations. A Fund’s performance may deviate from overall market returns to a greater degree than funds that did not employ a similar strategy.
same

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that, from time to time, during temporary or extended bear markets, the value of a Fund may decline.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

Portfolio Turnover Risk: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Portfolio Turnover Risk: As a result of its trading strategies, the Fund may have a higher portfolio turnover rate than other funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses, which may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.

Real Estate Investment Trusts (“REITs”) Risk: REITs are companies that invest in real estate or interests therein. REITS’ stock is generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.
same
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Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry and may cause the value of a Fund to decline to the extent it is invested in affected industries or companies. When an industry is subject to new or changing regulations, some companies will make a successful transition into and prosper under different regulatory requirements and other companies may have difficulty transitioning, which could negatively impact their performance and value.
no corresponding risk

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.
same

Small-Cap Company Risk: Stocks of small-cap companies may have more risks than larger companies. In general, small-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Due to these and other factors, small-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile.

Small-Capitalization Companies Risk: Small-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then a Fund will suffer losses. These investments may be volatile and highly speculative. Investors should be able to bear the potential of incurring substantial losses.

Value Investing Risk: The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.

no corresponding risk
Recent Market Events Risk: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.

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no corresponding risk
Securities Lending Risk: There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies, such as the Target Fund and Acquiring Fund, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. In some instances the Target Fund's policy and the corresponding Acquiring Fund's policy are worded differently, however there are no material differences between them where this occurs. In addition, the Target Fund has several fundamental investment policies for which there is no corresponding policy for the Acquiring Fund; however, such differences are not expected to result in material differences in how the Acquiring Fund's portfolio is managed versus the Target Fund, except that the Acquiring Fund is permitted to invest in other investment companies, including money market funds, for cash management purposes.

Fundamental Investment Policies
Target Fund	Acquiring Fund
With respect to 75% of its total assets, the Target Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. Additionally, the Target Fund will limit the aggregate value of holdings of a single issuer to a maximum of 25% of the Fund’s total assets.[1]
With respect to 75% of its total assets, the Acquiring Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Acquiring Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.
The Target Fund will not purchase securities on margin (but the Target Fund may obtain such short-term credits as may be necessary for the clearance of transactions).	No corresponding policy.
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The Target Fund will not issue senior securities, borrow money or pledge its assets[2] except as permitted by the 1940 Act (e.g., the Target Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Target Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Target Fund’s borrowings).[3]
The Acquiring Fund may not issue senior securities, borrow money or pledge their assets, except that (i) the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Acquiring Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.
The Target Fund will not purchase any security if as a result the Target Fund would then have 5% or more of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.	No corresponding policy.
The Target Fund will not invest in securities of any issuer if, to the knowledge of the Target Fund, any officer or Trustee of the Target Fund or officer or director of CIC owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.	No corresponding policy.
The Target Fund will not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	The Acquiring Fund may not underwrite the securities of other issuers (except that the Acquiring Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).
The Target Fund will not make investments for the purpose of exercising control or management.	No corresponding policy.
The Target Fund will not participate on a joint, or joint and several, basis in any trading account in securities.	No corresponding policy.
The Target Fund will not invest in securities of other registered investment companies.[4]	No corresponding policy.
The Target Fund will not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.	No corresponding policy.
The Target Fund will not make loans, except through repurchase agreements.	The Acquiring Fund may not make personal loans of money or loans of its assets to persons who control or are under common control with the Acquiring Fund (except that the Acquiring Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Acquiring Fund, and invest in loans, including assignments and participation interests).
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The Target Fund will not purchase warrants if as a result the Target Fund would then have 5% or more of its total net assets (taken at the lower of cost or current value) invested in warrants, or if 2% or more of the value of the Target Fund’s total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities.	No corresponding policy.
The Target Fund will not buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Target Fund’s prospectus.
The Acquiring Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

The Acquiring Fund may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquiring Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

The Target Fund will not invest more than 25% of the value of its total assets in any one industry or group of related industries.[5]
The Acquiring Fund may not invest in the securities of any one industry or group of related industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of related industries; except that, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements with respect thereto.

1 The Target Fund’s concentration policy does not apply to “U.S. Government securities and cash items,” as such terms are used in section 3 of the 1940 Act, because they are not considered to be in any industry.

2 “Pledging” of assets involves the offering of assets of the Target Fund as collateral for a loan.

3 In general, the limits of Section 18(f) of the 1940 Act restrict an investment company to borrowing no more than an amount equal to 33 1/3% of its assets at any time, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.

4 Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

5 With respect to the above fundamental investment restriction regarding concentration, (i) securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although the Target Fund will consider a registered investment company’s
28

underlying securities in applying its concentration policy), (ii) if the Target Fund invests in a revenue bond tied to a particular industry, the Target Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Target Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

COMPARISON OF SHAREHOLDER RIGHTS

The Target Fund is a series of the Target Trust, a Massachusetts business trust, and the Acquiring Fund is a series of the Acquiring Trust, a Delaware statutory trust. The Target Fund is governed by a Declaration of Trust dated January 6, 1986, as amended from time to time (“Target Fund Declaration”), its bylaws and Massachusetts law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated November 16, 2016 (“Acquiring Fund Declaration”), its bylaws and Delaware law. The governing instruments are not identical to one another, and therefore shareholders of the Funds may have different rights (see the bolded text below for specific differences). Additional information about the Target Fund’s and Acquiring Fund’s governing instruments is provided below.

SHARES. The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

SHAREHOLDER MEETINGS. Neither the Target Fund nor the Acquiring Fund are required to hold annual meetings of shareholders. Shareholder meetings may be called by the board of trustees or certain officers of either the Target Fund or Acquiring Fund.

A meeting shall be called by the Secretary of the Target Fund upon receipt of a request in writing signed by shareholders holding not less than one-third in amount of the entire number of shares issued and outstanding and entitled to vote. Shareholders of the Acquiring Fund are not entitled to call shareholder meetings, except as required by the 1940 Act.

VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Fund and the Acquiring Fund provide that shareholders have the right to vote (a) for the election and removal of trustees to the extent required by law, including filling any vacancies on a Board, at a meeting called for that purpose by the Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

Shareholders of the Target Fund also have power to vote (i) with respect to the amendment of the Target Fund Declaration; and (ii) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Target Trust or its shareholders.

29

The governing instruments of the Target Fund and the Acquiring Fund further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it.

Shareholders of the Target Fund are not entitled to cumulative voting. Shareholders of the Acquiring Fund are not entitled to cumulative voting with respect to the election of trustees.

QUORUM AND VOTING. The governing instruments of the Target Fund and Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Target Fund and the Acquiring Fund do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Fund or Acquiring Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Fund Board or the Acquiring Fund Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

DERIVATIVE ACTIONS. Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing instruments of the Acquiring Fund additionally provide that:

•shareholders owning at least 10% of the Acquiring Fund must join in bringing a derivative action;
•a shareholder of the Acquiring Fund may only bring a derivative action if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Acquiring Fund’s Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by
30

virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Acquiring Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Acquiring Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Acquiring Fund’s Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholder making such request to reimburse the Acquiring Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Acquiring Fund’s Trustees may designate a committee of two or more Trustees to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity. The governing instruments of the Target Fund do not establish additional requirements for a shareholder to bring a derivative action.

For the avoidance of doubt, the limitations stated herein regarding the ability of Acquiring Fund's shareholders to bring a derivative action do not apply to claims brought under the federal securities laws.

AMENDMENT OF GOVERNING INSTRUMENTS. The shareholders of the Target Fund have power to vote with respect to the amendment of the Target Fund Declaration. Except as otherwise required by applicable law, the Acquiring Fund Board generally has the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Acquiring Fund Declaration that would affect the shareholders’ right to vote.

The bylaws of the Target Fund may be amended, and/or restated at any time, without shareholder approval, except that any such alteration, amendment, addition or repeal of the bylaws by actions of the Target Fund Board may be altered or repealed by the Target Fund shareholders. The bylaws of the Acquiring Fund may be amended, and/or restated at any time, without shareholder approval.

LIABILITY OF SHAREHOLDERS. The governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund, and provide for indemnification if any shareholder is personally held liable for the obligations of a Fund.
31

THE PROPOSED REORGANIZATION

TARGET FUND BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

The Target Fund Board considered the Reorganization at a meeting held on August 1, 2022. On August 1, 2022, the Target Fund Board, including a majority of the Trustees who are not “interested persons” of the Target Trust as that term is defined in the 1940 Act (“Independent Trustees”), approved the Reorganization and the Plan. In approving the Reorganization, the Target Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

In making these determinations, the Target Fund Board noted that it had reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the Acquiring Fund’s investment objective, investment strategy and risks; the Acquiring Fund’s fee structure, as compared to the Target Fund’s fee structure; the fact that the Acquiring Fund’s investment adviser also serves as investment adviser to the Target Fund; the U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that the Adviser would be responsible for paying all such costs; and the recommendation of the Adviser, among other relevant information. In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.

It was noted that the Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. The following were some of the factors considered by the Target Fund Board in making their determination:

•the terms of the Reorganization, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
•the investment objective of the Target Fund is the same as the investment objective of the Acquiring Fund, and the investment strategy and policies of the Target Fund are substantially similar to the investment strategy and policies of the Acquiring Fund, except with respect to the fact that the Acquiring Fund may invest in other investment companies, including money market funds for cash management purposes;
•two of the three named portfolio managers for the Target Fund are named portfolio managers of the Acquiring Fund, providing continuity of management;
•the current management fee rate for the Acquiring Fund is less than the management fee of the Target Fund;
•the Adviser has agreed to limit the operating expenses of the Acquiring Fund at a level that is lower than the current expense ratio, after waivers, for the Target Fund for a period of three years following the closing of the Reorganization;
•the reasonableness of the terms and conditions in the Plan;
•the Adviser, not the Target Fund or the Acquiring Fund, will pay all costs associated with the Reorganization;
•that no sales loads, commissions or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization;
•the satisfactory experience and background of the Acquiring Trust’s independent trustees; and
32

•that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization.

Based on all of the foregoing, the Target Fund Board concluded that the Target Fund’s participation in the proposed Reorganization would be in the best interests of the Target Fund and its shareholders and would not dilute the interests of the Target Fund’s existing shareholders. The Target Fund Board unanimously determined to recommend that shareholders of the Target Fund approve the Plan for reorganization of the Target Fund.

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus. Significant provisions of the Plan are summarized below.

The Acquiring Fund has been newly established by the Acquiring Trust solely for the purpose of effecting the Reorganization and currently has no assets. With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of Institutional Class shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund attributable to the class or classes held by the holders of record of the Target Fund shares, all determined and adjusted as provided in the Plan. Shareholders of both the Institutional Shares and Investor Shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The value of your account with the Acquiring Fund immediately after the Reorganization is expected to be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Trust and Acquiring Trust will be required to make representations and warranties that are customary in reorganizations. If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around November 18, 2022 (the “Closing Date”), immediately following the closing of regular trading on the NYSE on the Closing Date (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The obligations of the Acquiring Trust and the Target Trust are subject to the following conditions, among others:

•the Acquiring Fund's Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•the shareholders of the Target Fund shall have approved the Plan;

33

•the Acquiring Fund and Target Fund shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to the Fund made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan; and
•The Target Fund and Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

If shareholders of the Target Fund do not approve the Proposal within the anticipated timeline, management expects that the shareholder meeting would be adjourned to give more time to solicit shareholder votes in favor of the Proposal. If the Target Fund does not receive shareholder approval of the Reorganization it will continue to operate under its current structure, and the Target Fund Board will consider other possible courses of action. The Plan may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

COSTS OF REORGANIZATION

The Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganizations, will be borne by CIC. Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization. The costs related to the Reorganization include, but are not limited to, costs associated with preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the Prospectus/Proxy Statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

The Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Stradley Ronon Stevens & Young, LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

34

•The acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
•No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
•No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.
•No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
•The tax basis of each asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
•The holding period of each asset of the Target Fund received by the Acquiring Fund will include the periods during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
•No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
•The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
•The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens & Young LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Stradley Ronon Stevens & Young LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a
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“reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

The tax attributes, including capital loss carryovers, if any, as of the date of closing of a Reorganization, of the Target Fund move to the Acquiring Fund in the Reorganization and any such capital loss carryovers would be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. If, as is anticipated, at the time of the Closing of the Reorganization, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the Reorganization is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital loss carryovers of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of purchases or redemptions of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

ACCOUNTING SURVIVORSHIP

The Target Fund will be considered to be the accounting survivor of the Reorganization, meaning that the Acquiring Fund will assume the financial and performance history of the Target Fund.

TARGET FUND BOARD RECOMMENDATION

The Target Fund Board unanimously recommends that shareholders of the Target Fund approve the proposed Reorganization pursuant to the Plan.

VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about October 7, 2022 to all shareholders entitled to vote.

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Shareholders may attend the Meeting. The Meeting will begin promptly on November 4, 2022, at 1:00 p.m., Eastern time. Only Target Fund shareholders will be able to participate in the Meeting.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website, https://www.cornercapfunds.com/, and we encourage you to check this website prior to the Meeting if you plan to attend. If it is determined that the Meeting will be held remotely, it is not anticipated that there would be any changes that would limit the ability of investors to ask questions and/or make statements to the same extent as an in-person meeting. Information regarding the remote meeting, including a technical assistance number, will be provided at https://www.cornercapfunds.com/. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Shareholders of record of the Target Fund as of the close of business on the Record Date of September 21, 2022 are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date were 4,450,835.963 Institutional Share shares and 5,246,869.893 Investor Share shares. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Trust in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

QUORUM REQUIREMENT AND ADJOURNMENT

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means one-third (33 1/3%) of the shares of the Target Fund that are entitled to vote at the Meeting, present at the Meeting or represented by proxy.

If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.
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Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposal is non-discretionary, the Target Fund does not expect to receive broker non-votes.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.

VOTE NECESSARY TO APPROVE THE PROPOSAL

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Fund, CIC and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process,
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he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

A list of the name, address, and percent ownership of each person who, as of September 9, 2022, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of September 9, 2022.
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OTHER MATTERS

CAPITALIZATION

The following table shows the capitalization of the Target Fund as of July 31, 2022 and of the Acquiring Fund on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated on July 31, 2022, and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganization occurs on the Closing Date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

(unaudited)	Target Fund	Acquiring Fund (pro forma)(1)
Aggregate Net Assets	$140,689,181.73	$140,689,181.73

Institutional Shares
Shares Outstanding	4,434,485.00	N/A
Net Asset Value Per Share	$14.45	N/A
Net Assets	$64,067,604.05	N/A

Investor Shares
Shares Outstanding	5,323,148.00	N/A
Net Asset Value Per Share	$14.39	N/A
Net Assets	$76,621,577.68	N/A

Institutional Class
Shares Outstanding	N/A	9,736,275.55
Net Asset Value Per Share	N/A	$14.45
Net Assets	N/A	$140,689,181.73
(1)Reflects the conversion of Target Fund Shares for Acquiring Fund Shares as a result of the Reorganization.

DISSENTERS' RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares. After the Reorganization, Target Fund shareholders will hold shares of the corresponding Acquiring Fund, which may also be redeemed at net asset value.

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SHAREHOLDER PROPOSALS

The governing instruments of the Target Trust do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Target Fund. The Target Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Target Trust’s governing instruments generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Trust a reasonable time before the Target Fund Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Target Fund’s Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Target Trust, at the address of the Target Fund given above. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Stradley Ronon Stevens & Young LLP.

AUDITORS

The financial statements of the Target Fund for the year ended March 31, 2022, contained in the Target Fund’s Annual Report to Shareholders, has been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Cohen & Company Ltd. also serves as the independent registered public accounting firm for the Acquiring Fund.

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Exhibit A

OWNERSHIP OF THE TARGET FUND

SIGNIFICANT HOLDERS

The following tables show, as of September 9, 2022, the accounts of the Target Fund that own of record 5% or more of a class of the Target Fund. The Target Trust has no information regarding the beneficial ownership of Target Fund shares through accounts with financial intermediaries.

Institutional Shares:

Name and Address	% Ownership	Type of Ownership(1)
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4151	65.08%	Record
TD AMERITRADE INC FBO OUR CLIENTS P.O. BOX 2226 OMAHA, NE 68103-2226	29.66%	Record

Investor Shares:

Name and Address	% Ownership	Type of Ownership(1)
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4151	77.81%	Record
TD AMERITRADE INC FBO OUR CLIENTS P.O. BOX 2226 OMAHA, NE 68103-2226	7.74%	Record

(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

A-1

Exhibit B

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“AGREEMENT”) is made this [ ] day of [ ], 2022 by and among: (i) CornerCap Group of Funds, an open-end registered investment company (“TARGET ENTITY”), on behalf of its series portfolio, the CornerCap Small Cap Value Fund (the “TARGET FUND”); (ii) Managed Portfolio Series, an open-end registered investment company (“ACQUIRING ENTITY”), on behalf of its series portfolio, the CornerCap Small Cap Value Fund (the “ACQUIRING FUND,” and the Target Fund and the Acquiring Fund, each a “FUND”); and (iii) solely for the purposes of Sections 1.1(f), 1.1(g), 5.1(p), 9.2, 9.3, 11.1 and 11.2 of this Agreement, CornerCap Investment Counsel, Inc. (“CORNERCAP”), investment adviser of the Target Fund and Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Entity or the Acquiring Entity are parties to this Agreement.

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end investment company of the management type registered with the Securities and Exchange Commission (the “COMMISSION”); and

WHEREAS, the parties hereto intend for the Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity, on behalf of the Target Fund (identified in the table provided in Schedule 1.1 of this Agreement), to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the assets, property, and goodwill of the Target Fund in exchange solely for (A) Institutional Class shares of the Acquiring Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund in redemption of all outstanding shares of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “REORGANIZATION”); and

WHEREAS, the Acquiring Fund is, and will immediately prior to the Closing (defined in Section 3.1) be, a shell series, without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Target Fund; and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g); and

WHEREAS, the parties hereto intend that the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “CODE”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.DESCRIPTION OF THE REORGANIZATION

1.1 Provided that all conditions precedent to a Reorganization set forth herein have been satisfied as of the Effective Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the Target Fund, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Institutional Class shares of the Acquiring Fund determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Effective Date (collectively, “ASSETS”).

(c) The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Effective Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Date (collectively, “LIABILITIES”).

(d) As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“TARGET FUND SHAREHOLDERS”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) pro rata, and the Target Fund will as promptly as reasonably practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder will receive the number of full and fractional Institutional Class shares of the Acquiring Fund corresponding to the shares of the Target Fund held by such Target Fund Shareholder that has an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held of record by such Target Fund Shareholder at the Closing. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective number of Acquiring Fund shares due to such Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund shares will be shown on the Acquiring Fund’s books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records of the Target Fund maintained by the Target Fund or by CornerCap, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations promulgated thereunder, shall be given to the Acquiring Fund on the Effective Date (as defined below) by the Target Fund or by CornerCap as the case may be, and CornerCap shall cause copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor, or fund accountant to be turned over to the Acquiring Fund or its agents as soon as practicable following the Effective Date.

(g) To the extent applicable, CornerCap and the Acquiring Entity will use all commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. In particular, CornerCap and the Acquiring Entity will use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 percent of the members of the Acquiring Entity’s Board are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of CornerCap; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Fund or its shareholders.

2.VALUATION

2.1 With respect to the Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, in each case using the valuation procedures established by the Target Entity’s Board of Trustees, or such other valuation procedures as may be mutually agreed upon by the parties (“VALUATION PROCEDURES”).

(b) The number of shares of each class (as applicable) issued by the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund’s Assets shall equal the number of shares of each corresponding class of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of Institutional Class shares of the Acquiring Fund issued in connection with the Reorganization shall be the net asset value of the Target Fund computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using Valuation Procedures, divided by the number of shares of that class issued by the Acquiring Fund;

(d) All computations of value shall be made by the Target Fund’s administrator using the Valuation Procedures and shall be subject to review by the Acquiring Fund’s administrator and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

(e) “VALUATION TIME” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “VALUATION DATE” shall mean the same business day as the Effective Date.

3.CLOSING AND EFFECTIVE DATE

3.1 The Reorganization shall close on or around [ ], 2023, or such other date as the parties may agree (the “EFFECTIVE DATE”). All acts taking place at the closing of a Reorganization (“CLOSING”) shall be deemed to take place simultaneously as of immediately following the closing of regular trading on the NYSE on the Effective Date unless otherwise agreed to by the parties (the

“CLOSING TIME”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2 With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Effective Date to the Acquiring Fund’s custodian (the “ACQUIRING CUSTODIAN”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “TARGET CUSTODIAN”) to deliver to the Acquiring Custodian as of the Effective Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Effective Date. If the Target Fund is unable to make such delivery on the Effective Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Effective Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Effective Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund at the Closing Time on the Effective Date.

(c) At such time prior to the Effective Date as the parties mutually agree, the Target Fund shall provide: (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Effective Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Entity shall direct the transfer agent for the Target Fund (the “TARGET TRANSFER AGENT”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Effective Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assumption of liabilities, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Effective Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.REPRESENTATIONS AND WARRANTIES

4.1 Target Entity, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Target Fund is a duly established separate series of the Target Entity, which is a business trust duly formed, validly existing, and in good standing under the laws of the State of Massachusetts with power under its Declaration of Trust and By-Laws, to own all of its Assets, to carry on its business as it is now being conducted and, subject to approval by the Target Fund’s shareholders, to enter into this Agreement and perform its obligations hereunder;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 ACT”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority under U.S. federal law or Massachusetts law or the Financial Industry Regulatory Authority (“FINRA”) is required to be obtained for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Effective Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 ACT”), the 1940 Act and Massachusetts securities laws;

(d) The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Effective Date have good title to the respective Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity’s Declaration of Trust and By-Laws or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Entity’s or the Target Fund’s knowledge, threatened against the Target Entity, with respect to the Target Fund, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Entity nor the Target Fund are a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “PROSPECTUS” and “STATEMENT OF ADDITIONAL INFORMATION”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund, distributions of the Target Fund’s net investment income and/or net recognized gains, or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Effective Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and were (at the time filed), are or will be true, correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the knowledge of the Target Fund, no such Return is currently under audit by any federal, state, local or foreign Tax authority. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, dividend reporting forms, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and has filed an election to be a regulated investment company under the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Effective Date and, assuming the accuracy of Section 4.2(i) hereof, intends to satisfy any applicable requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Effective Date. For each taxable year since inception (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund has not had at any time since its inception (and will not have as of the Effective Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Effective Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(m) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on [ ], 2022, and will not change its taxable year end prior to the Effective Date, without the consent of the Acquiring Entity, whose consent will not be unreasonably withheld;

(n) All issued and outstanding shares of the Target Fund are, and on the Effective Date will be, validly issued, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein;

(q) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against creditors in such a Title 11 or similar case;

(s) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(t) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with any liability known to the Target Fund prior to the Effective Date; and

(u) The Target Fund has not been notified in writing that any examinations of the Returns of the Target Fund are currently in progress or threatened, and the Target Fund has not been notified in writing that a deficiency has been asserted or assessed against it as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund (other than liens for Taxes not yet due and payable);

4.2 The Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a) The Acquiring Fund is duly organized as separate series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The registration of the shares of the Acquiring Fund to be issued in the Reorganization under the 1933 Act is in full force and effect;

(d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Effective Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) On the Effective Date, prior to the Closing, the Acquiring Fund will have never had any assets other than nominal seed capital contributed by the initial shareholder of the Acquiring Fund in accordance with Section 14(a) of the 1940 Act and in exchange for a nominal number of shares of the Acquiring Fund (“INITIAL SHARES”). The Initial Shares have been or will be redeemed by the Acquiring Fund prior the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity are a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Entity’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued to its initial shareholder to secure any required initial shareholder approvals;

(j) By the Closing, the Acquiring Entity’s Board of Trustees and Officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence or have commenced operations as series of a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;

(k) On the Effective Date, all Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(l) The Acquiring Fund: (i) was formed for the purpose of implementing the Reorganization, (ii) has not filed any income tax return, and intends to continue to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Effective Date; (iii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to continue the Target Fund’s qualification as a regulated investment company from and after the Closing. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) All issued and outstanding Acquiring Fund shares are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the Board of the Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Effective Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Fund;

(p) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it expects to be reimbursed by the Target Fund, directly or indirectly;

(r) The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(s) A true and correct copy of the (i) Certificate of Trust, (ii) Amended and Restated Agreement and Declaration of Trust, and (iii) Amended and Restated Bylaws, each of the Acquiring Entity, were filed with the Commission on February 4, 2011, October 24, 2017 and May 5, 2011, respectively, and each, as so filed, is in full force and effect and enforceable in accordance with its respective terms.

5.COVENANTS

5.1 With Respect to Reorganization, the Acquiring Fund and the Target Fund covenant and agree, respectively, as follows:

(a) The Target Fund and Acquiring Fund: (i) will each operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Effective Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund during that time period may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct its business operations in the ordinary course in all material respects.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 REGISTRATION STATEMENT”).

(c) The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act separately upon this Agreement with respect to the Target Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f) The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “TARGET FUND SHAREHOLDER DOCUMENTATION”), (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. section 1.6045A-1 and section 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed by the Target Fund or Acquiring Fund for tax periods ending after the Effective Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 WORKPAPERS”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As promptly as reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(i) After the Effective Date, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code.

(j) The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that, to its knowledge, is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing Returns relating to tax periods ending on or prior to the Effective Date (whether due before or after the Effective Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing. Since the parties hereto contemplate that the Reorganization described herein will qualify as a reorganization described in Section 368(a)(1)(F) of the Code, any Returns required to be prepared by the Target Fund pursuant to this Section 5.1(k) shall, if necessary, be signed by an officer of the Acquiring Entity based on a certification issued by an appropriate officer of the Target Entity (on behalf of the Target Fund) to the Acquiring Entity (on behalf of the Acquiring Fund) certifying that such Returns are, to the best of the knowledge and belief of Target Entity, true, correct, and complete.

(l) The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(m) The Target Entity, on behalf of the Target Fund, agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Acquiring Entity, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity hereby assigns to the Acquiring Entity all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(n) The Target Entity and the Acquiring Entity will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s valuation procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Effective Date and again within one week of the Effective Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing.

(o) The Acquiring Entity covenants that it will not make any material changes to the Acquiring Fund’s valuation procedures prior to the Effective Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.

(p) For the period beginning at the Closing Date and ending not less than six years thereafter, CornerCap, its successors and assigns, shall obtain a pre-paid, non-cancelable run-off or “tail” insurance policy (e.g., errors and omissions/directors and officers) for the Target Fund providing liability coverage to any former and/or current Independent Trustees of the Target Entity as of the date of this Agreement, covering the actions of such Independent Trustees of the Target Entity for the period(s) they served as such and at limit levels and otherwise on terms agreed upon by the parties.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1 The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein and the effectiveness of the Reorganization shall be subject, at the Target Fund’s election, to the performance by the Acquiring Entity and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Effective Date, and, in addition thereto, the following conditions:

(a) All representations, covenants and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b) The Acquiring Entity shall have delivered to the Target Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Effective Date, to the effect that the representations, covenants and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Effective Date;

(d) The Acquiring Entity has not made any material changes to the Acquiring Fund’s Valuation Procedures between the date of this Agreement and the Effective Date, except as provided in Section 5.1(o) herein;

(e) The Target Entity shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP (“STRADLEY RONON”), counsel to the Acquiring Entity, dated the Effective Date and in a form satisfactory to the Target Entity, to the following effect:

(i) The Acquiring Entity is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Entity;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Entity and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Entity enforceable against the Acquiring Entity in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The shares of the Acquiring Fund to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Entity of its obligations hereunder will not, violate the Acquiring Entity’s organizational documents;

(v) The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Entity, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Entity; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Entity of the transactions contemplated by this Agreement except such as have been obtained.

(f) In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Entity.

(g) The Acquiring Fund’s registration statement on Form N-1A filed by the Acquiring Entity with the Commission to register the offer of shares of the Acquiring Fund will be in effect on the Closing Date.

(h) The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund's current and former trustees and officers, acting in their capacities as such, shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1 With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein and the effectiveness of the Reorganization shall be subject, at the Acquiring Fund’s election, to the performance by the Target Entity and the Target Fund of all of the obligations to be performed by it hereunder on or before the Effective Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b) The Target Entity shall have delivered to the Acquiring Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) the items listed in clauses (1), (2), and (4) of Section 5.1(f) hereof and (ii) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Effective Date;

(f) The Acquiring Entity shall have received a favorable opinion of [ ], counsel to the Target Entity, dated the Effective Date and in a form satisfactory to the Acquiring Entity, to the following effect:

(i) The Target Entity is a business trust, validly existing and in good standing under the laws of the State of Massachusetts and has the power to own all of the Target Fund’s properties and assets and to carry on its business as presently conducted. The Target Fund has been established as a separate series of the Target Entity under the Declaration of Trust of the Target Entity;

(ii) This Agreement has been duly authorized, executed and, to such counsel’s knowledge, delivered by the Target Entity, on behalf of the Target Fund, and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Entity enforceable against the Target Entity, on behalf of the Target Fund, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The execution and delivery of this Agreement did not, and the performance by the Target Entity of its obligations hereunder, including the transfer of the Assets, will not, violate the Target Entity’s Declaration of Trust and By-Laws;

(iv) The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission under the 1940 Act is in full force and effect; and

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or Massachusetts law is required to be obtained by the Target Entity in order to consummate the transactions contemplated by this Agreement except such as have been obtained; and

(g) In connection with the opinion contemplated by Section 7.1(f) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Entity.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Declaration of Trust and By-Laws, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2 On the Effective Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5 With respect to the Reorganization, the Target Entity (on behalf of the Target Fund) and the Acquiring Entity (on behalf of the Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon, in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.5. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Target Entity and the Acquiring Entity agree that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.

9.FEES AND EXPENSES

9.1 The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 CornerCap will bear one-hundred percent (100%) of the expenses relating to the Reorganization including, but not limited to: (1) the external legal costs of the Target Fund, of the Acquiring Fund, and of the Independent Trustees of the Target Fund and the Acquiring Fund relating to the Reorganization; (2) the external legal, printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (3) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (4) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization; (5) the fees charged by the Acquiring Fund’s transfer agent for services relating to the Reorganization, including printing, mailing and imaging; (6) solicitation by proxy of approval of the Reorganization by the Target Fund Shareholders, including printing, mailing, and solicitation and tabulation of shareholder votes; (7) external legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding the qualification of the Reorganization as a tax-free reorganization; (8) all necessary taxes in connection with the Reorganization, including all applicable Federal, state and foreign stock transfer stamps; and and (9) all fees and expenses incurred in connection with the obtainment of continued liability coverage or “tail”

insurance” coverage as discussed in paragraph 5.1(p). The parties hereto agree to effectuate the Reorganization in a manner designed to minimize actual costs incurred.

9.3 At or prior to the Closing, CornerCap shall pay the estimated expenses of the Reorganization to be paid by it pursuant to paragraph 9.2, and any remaining balance shall be paid by CornerCap within ten (10) days after the Closing.

10.COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary: (i) for the filing of any Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all Returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for the taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity to the Acquiring Entity with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Entity on Forms N-CSR and N-PORT or any forms adopted by the Commission in replacement of Forms N-CSR or N-PORT.

11.INDEMNIFICATION

11.1 CornerCap and Acquiring Entity each agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees and the Target Fund from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2 CornerCap and Target Entity each agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1 Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Entity and the Target Entity; (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [ ], 2023, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) by either the Acquiring Entity or the Target Entity if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iv) by the Acquiring Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Entity; (v) by the Target Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Entity; or (vi) after a determination by the Acquiring Entity’s or the Target Entity’s board of trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and giving notice to the other party hereto. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. However, a termination pursuant to this provision shall not relieve the parties of their obligations pursuant to Section 9.2 to bear expenses relating to the Reorganization, as specified in section 9.2, which were incurred prior to the termination.

14.AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of Target Fund Shareholders pursuant to paragraph 5.1(c) of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

15.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of: (a) the Target Fund, as provided in the Target Entity’s Declaration of Trust and By-Laws, or the Acquiring Fund, as provided in their respective organizational documents, as applicable; and (b) the other parties. The execution and delivery of this Agreement have been authorized by the trustees of the Target Entity and the Acquiring Entity on behalf of the Target Fund and Acquiring Fund, respectively, and signed by authorized officers of the Target Entity and Acquiring Entity, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or Target Fund.

15.6 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.7 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.9 Each party specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or the Target Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or the Target Fund, shall be discharged only out of the assets of that Acquiring Fund or Target Fund, or CornerCap, and that no other series of the Acquiring Entity or the Target Entity shall be liable with respect thereto.

16.CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

17.NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

FOR TARGET ENTITY:

CornerCap Group of Funds
[ ]

WITH A COPY TO:

[ ]

FOR ACQUIRING ENTITY:

Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI 53202
Attn.: Brian Wiedmeyer

WITH A COPY TO:

Michael P. O’Hare

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

FOR CORNERCAP:
[ ]

[SIGNATURE PAGE FOLLOWS]

AGREEMENT AND PLAN OF REORGANIZATION
SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

CORNERCAP GROUP OF FUNDS,
on behalf of its series
CORNERCAP SMALL-CAP VALUE FUND
By:
Name:
Title:

MANAGED PORTFOLIO SERIES
on behalf of its series
CORNERCAP SMALL-CAP VALUE FUND
By:
Name:
Title:

CORNERCAP INVESTMENT COUNSEL, INC., solely for the purposes of Sections 1.1(f), 1.1(g), 9.2, 9.3, 11.1 and 11.2 of this Agreement
By:
Name:
Title:

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 1.1
TARGET FUND AND ACQUIRING FUND

Target Fund (Share Class)	Acquiring Fund (Share Class)
CornerCap Small Cap Value Fund (Investor Shares) (Institutional Shares)	CornerCap Small Cap Value Fund (Institutional Class)

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 8.5
TAX OPINION

a.The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
b.No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
c.No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund pursuant to Section 1032(a) of the Code.
d.No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
e.The tax basis of each Asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
f.The holding period of each Asset of the Target Fund received by the Acquiring Fund will include the periods during which such Asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
g.No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
h.The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
i.The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that the Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
j.The taxable year of the Target Fund will not end as a result of the Reorganization. For the purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

Exhibit C
FINANCIAL HIGHLIGHTS
The financial highlights in the following tables are intended to help you understand the Target Fund’s financial performance for the fiscal periods indicated and are included in the Target Fund’s prospectus which is incorporated herein by reference.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by Cohen & Company, Ltd. for the Target Fund, the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund's financial statements, are included in the annual report, which is available upon request.

Target Fund - Investor Shares
Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
INVESTOR SHARES PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$18.11		$9.67		$13.12		$15.27		$16.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income (a)	0.12		0.13		0.10		0.08		0.06
Net realized and unrealized gain (loss) on investments	1.62		8.41		(3.47)		(0.38)		0.90
Total Income/(Loss) from Investment Operations	1.74		8.54		(3.37)		(0.30)		0.96
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.10)		(0.10)		(0.08)		(0.04)		(0.01)
Distributions from net realized gain on investments	(4.86)		—		—		(1.81)		(2.36)
Total Dividends and Distributions to Shareholders	(4.96)		(0.10)		(0.08)		(1.85)		(2.37)
Paid-in Capital from Redemption Fees (a)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Net asset value, end of year	$14.89		$18.11		$9.67		$13.12		$15.27
Total Return	9.14%		88.56%		(25.91)%		(0.99)%		5.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$82,115		$106,613		$60,472		$85,230		$84,789
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.66%		0.99%		0.74%		0.55%		0.36%
Net expenses	1.30%		1.30%		1.30%		1.30%		1.30%
Gross expenses	1.30%		1.30%		1.30%		1.30%		1.30%
Portfolio turnover rate	116%		121%		127%		147%		117%
(a) Calculated based on average shares outstanding during each year.
(b) Less than $0.005 per share.
    C-1

Target Fund - Institutional Shares
Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
INSTITUTIONAL SHARES PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$18.16		$9.69		$13.15		$15.30		$16.70

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income (a)	0.17		0.18		0.14		0.13		0.11
Net realized and unrealized gain (loss) on investments	1.63		8.43		(3.48)		(0.39)		0.91
Total Income/(Loss) from Investment Operations	1.80		8.61		(3.34)		(0.26)		1.02
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.17)		(0.14)		(0.12)		(0.08)		(0.06)
Distributions from net realized gain on investments	(4.86)		—		—		(1.81)		(2.36)
Total Dividends and Distributions to Shareholders	(5.03)		(0.14)		(0.12)		(1.89)		(2.42)
Paid-in Capital from Redemption Fees (a)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Net asset value, end of year	$14.93		$18.16		$9.69		$13.15		$15.30
Total Return	9.45%		89.19%		(25.72)%		(0.68)%		5.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$69,206		$63,407		$27,890		$34,161		$37,788
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.96%		131%		1.05%		0.84%		0.67%
Net expenses	1.00%		1.00%		1.00%		1.00%		1.00%
Gross expenses	1.00%		1.00%		1.00%		1.00%		1.00%
Portfolio turnover rate	116%		121%		127%		147%		117%
(a) Calculated based on average shares outstanding during each year.
(b) Less than $0.005 per share.
    C-2

STATEMENT OF ADDITIONAL INFORMATION
TO THE
REGISTRATION STATEMENT ON FORM N-14 FILED BY:

Managed Portfolio Series
on behalf of its series
CornerCap Small-Cap Value Fund ("Acquiring Fund")

615 East Michigan Street
Milwaukee, Wisconsin 53202

Relating to the November 4, 2022 Special Meeting of Shareholders of:
CornerCap Small-Cap Value Fund
series of CornerCap Group of Funds ("Target Fund")

September 30, 2022

This Statement of Additional Information ("SA"), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 30, 2022, relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on November 4, 2022 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Fund at (888) 813-8637.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operation as of the date of this SAI. Accordingly, the financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund's annual and semi-annual reports, may be obtained when available, without charge, by visiting https://www.cornercapfunds.com.

The Acquiring Fund may be referred to in this SAI as the “Fund.”

GENERAL INFORMATION

This Statement of Additional Information relates to:(a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of shares of the Institutional Class of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”). Target Fund shareholders will receive shares of the Acquiring Fund as set forth in the table below:

Target Funds Class	Corresponding Acquiring Fund Class
Institutional Shares	Institutional Class
Investor Shares	Institutional Class

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund is a series of Managed Portfolio Series (the “Acquiring Trust” or the "Trust"). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•Statement of Additional Information dated August 1, 2022 for the Target Fund (the “Target Fund SAI”) (File No. 811-04581)

•The audited financial statements and related report of the independent public accounting firm included in the Target Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2022 (“Target Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Target Fund's Annual Report are incorporated herein by reference and no other parts of the Target Fund Annual Report are incorporated by reference.

PRO FORMA FINANCIAL INFORMATION

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization of the Target Fund because the Acquiring Fund is a newly organized shell series with no assets (other than seed capital) or liabilities, and will commence investment operations upon completion of the Reorganization in order to continue the operations of the Target Fund. The Target Fund will be the accounting survivor of the Reorganization.

The Reorganization is not expected to result in a material change to the Target Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

THE TRUST AND THE FUND
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is series of the Trust. While the Acquiring Fund will offer two share classes following the Reorganization, Institutional Class and Advisor Class, Target Fund shareholders will only receive Institutional Class shares pursuant to the Reorganization.
Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Fund does not hold itself out as related to any other series within the Trust, nor does it share the same investment adviser with any other series of the Trust. The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders. If approved by shareholders, effective on or about November 18, 2022, the Target Fund will reorganize into the Fund. The Fund has the same investment objective and substantially similar investment strategies as the Target Fund.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust does not normally hold annual meetings of shareholders. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.
The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.
All consideration received by the Trust for the issue or sale of the Fund's shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

INVESTMENT POLICIES
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund. Unless an investment strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under the “Fundamental and Non-Fundamental Investment Limitations” in this SAI, or by applicable law, the Fund may hold securities and engage in various strategies as described hereafter, but are not obligated to do so. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s Prospectus and/or this SAI, as well as by applicable laws.
Investment Objective
The investment objective of the Fund is set forth under the “Summary Section” in the Fund’s Prospectus.
Percentage Limitations
The Fund’s compliance with its investment policy and limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, the Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Equity Securities
Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stocks. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Internal Revenue Code of 1986 (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”).
Small-capitalization Companies. Small-capitalization companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.
Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.
Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.
To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.
Depositary Receipts
Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.
Repurchase Agreements.
The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
Convertible Securities
Although the equity investments of the Fund consists primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Fund’s’ Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Other Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Securities Lending
The Fund may lend its securities in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 102% collateral for domestic securities and 105% cash collateral for foreign securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice.
The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
The Board appoints agents to be responsible for monitoring the creditworthiness of borrowers. To the extent the Fund is participating in securities lending, on a quarterly basis, the Board reviews a report regarding the Fund’s loans. Such report includes, among other things, the identity and value of all securities comprising each loan, the length of time that the loan has been outstanding, the amount earned by the Fund, the amount of fees paid in connection with the loan and the ratio of the value of the collateral to the value of the loan.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Recent Market Events
Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
Borrowing
The Fund may engage in borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Illiquid Investments
While the Fund has no present intention to do so, the Fund may be invested in securities that become illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.
Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Adviser or the Sub-Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.
Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
The Fund may not:
(1)With respect to 75% of its total assets: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5%

of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.
(2)Issue senior securities, borrow money or pledge their assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;
(3)Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
(4)Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
(5)Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
(6)Make personal loans of money or loans of its assets to persons who control or are under common control with the Fund (except that the Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Fund, and invest in loans, including assignments and participation interests); or
(7)Invest in the securities of any one industry or group of related industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of related industries; except that, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements with respect thereto.
Non-Fundamental Investment Policy
The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

PORTFOLIO TURNOVER
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.

Following are the portfolio turnover rates for the fiscal periods indicated below for the Target Fund:

Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021
116%	121%

PORTFOLIO HOLDINGS POLICY
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board has determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also has authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics, and other relevant policies of the Fund and its service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.
Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In the event of a conflict between the interests of the Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without a lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund Accountant; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Fund’s web site may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation or other consideration in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.

MANAGEMENT OF THE FUND

Board of Trustees
The management and affairs of the Fund is supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Foreside Fund Services, LLC, the Fund’s principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund's administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, N.A., the Fund’s Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board Meetings, which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, Leonard M. Rush, David M. Swanson and Robert J. Kern. Accordingly, 100% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with the investment adviser to the Fund or its affiliates or other service providers to the Fund. Prior to July 6, 2020, Mr. Kern was considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). He was considered an Interested Trustee by virtue of the fact that he had served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds and had been an Executive Vice President of the Administrator. The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee. The Committees are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Independent Trustees have appointed Leonard M. Rush as Chairman. Prior to July 6, 2020, Mr. Kern served as Chairman of the Trust and Mr. Rush served as lead Independent Trustee with the responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.
In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board of Trustees during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the President, Treasurer and the Fund's independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund's financial reporting function. The full Board of Trustees receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired; Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (60 Portfolios) (2012-Present)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	36	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (60 Portfolios) (2012-Present)

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	36	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006-Present); Independent Trustee, RiverNorth Funds (3 Portfolios) (2018-Present); RiverNorth Managed Duration Municipal Income Fund Inc. (1 Portfolio) (2019-Present); RiverNorth Specialty Finance Corporation (1 Portfolio) (2018-Present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2015-Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Flexible Municipal Income Fund (2020-Present).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	36	Retired (July 2018 – present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
John Hadermayer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 2022	N/A	Vice President, U.S. Bank Global Fund Services (2022-present); Executive Director, AQR Capital Management, LLC (2013-2022).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Sara J. Bollech 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Peter A. Walker, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1993	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2016-present).	N/A
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.
Mr. Kern’s trustee attributes include substantial industry experience, including his 35 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator and Transfer Agent to the Trust) where he managed business development and the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC. The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently Partner and Managing Director of Beacon Pointe Advisors, LLC. Previously, he served as Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. He also previously served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the Chairman to carry out oversight responsibilities with respect to the Trust.
Mr. Swanson’s trustee attributes include substantial industry experience, including 38 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in other portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2021.

Name	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Leonard M. Rush	None	None
David A. Massart	None	None
David M. Swanson	None	$50,001-$100,000
Robert J. Kern	None	None

As of the date of this Prospectus, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund's independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.
Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Trustee Compensation
The Trustees receive an annual retainer of $110,000. The Chairman of the Audit Committee receives additional compensation of $14,000, the Chairman of the Nominating & Governance Committee receives additional compensation of $8,000 and the Chairman of the Board of Trustees receives $12,500 annually. The Trustees receive $6,000 for regularly scheduled meetings and $2,500 for additional meetings.

The following table sets forth the estimated compensation to be received by the Trustees for the Fund's current fiscal period ending March 31, 2023.

Name of Person/Position	Estimated Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund and the Trust(2) Paid to Trustees
Leonard M. Rush, Chairman, Trustee and Audit Committee Chairman	$1,180	$0	$0	$40,125
David A. Massart, Independent Trustee	$985	$0	$0	$33,500
David M. Swanson, Independent Trustee and Nominating & Governance Committee Chairman	$1,044	$0	$0	$35,500
Robert J. Kern, Independent Trustee	$985	$0	$0	$33,500
(1)    Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
(2)    The Trust includes other portfolios in addition to the Fund.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, there were no principal shareholders or control persons.

Investment Adviser
CornerCap Investment Counsel, Inc., the investment adviser, is located at 1355 Peachtree Street NE, Suite 1700, Atlanta, GA 30309. The Adviser was formed in 1989 and has over two decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.88% of the Fund’s average daily net assets. A discussion regarding the basis of the Board’s approval of the investment advisory agreement will be available in the Fund’s first annual or semi-annual report to shareholders.
After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person (or in another manner permitted under the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Fund is responsible for their own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees and pay the Funds’ expenses, as specified in the Prospectus. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser.
The following table describes the advisory fees paid by the Target Fund to CornerCap Investment Counsel, Inc. under the Target Fund’s advisory agreement.

	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended March 31, 2022	$1,481,482	$0	$1,481,482
Fiscal year ended March 31, 2021	$1,204,187	$0	$1,204,187
Fiscal year ended March 31, 2020	$1,081,783	$0	$1,081,783

Portfolio Managers
J. Cannon Carr, Jr., Chief Investment Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s investments.
The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of July 31, 2022.
J. Cannon Carr, Jr.

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	1	$135M	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jeffrey P. Moeller

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	1	$135M	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	45	$168M	0	$0
Joshua Tucker

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	1	$135M	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	6	$16 M	0	$0
Material Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account” and collectively “Accounts”).
In general, Accounts managed by the Adviser focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time. Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Carr, Mr. Moeller, and Mr. Tucker must allocate time and investment ideas across these different Accounts. The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Carr, Mr. Moeller, and Mr. Tucker will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.
Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities. These conditions may give rise to potential conflicts of interest to the extent Mr. Carr, Mr. Moeller, and Mr. Tucker direct transactions for one Account that may adversely impact the value of securities held by another Account. Securities selected for Accounts other than the Fund may outperform the securities selected for the Fund from time to time.
With respect to securities transactions for the Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction. The Adviser has adopted a policy that is designed to address conflicts of interests with respect to “bunched trades,” in the same security for the same Accounts on the same day.

Although Mr. Carr, Mr. Moeller, and Mr. Tucker generally do not trade securities in their personal accounts, the Adviser and the Fund have adopted codes of ethics that, among other things, permit personal trading by employees (including the Adviser’s portfolio managers) where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.
In general, the Adviser does not invest Accounts in private placements, initial public offerings or similar limited investment opportunities. However, to the extent that Mr. Carr, Mr. Moeller, and Mr. Tucker recommends a limited investment opportunity for multiple Accounts, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.
Compensation.
The salaries of Mr. Carr, Mr. Moeller, and Mr. Tucker are fixed cash salaries paid on a monthly basis by the Adviser. Each of Mr. Carr, Mr. Moeller, and Mr. Tucker is eligible to participate in the Adviser’s retirement plan arrangements. The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset levels, although positive performance and growth in managed assets are factors that may contribute to the profits and overall revenue growth of the Adviser. Mr. Carr, Mr. Moeller, and Mr. Tucker, each as a minority owner of the Adviser, participates in the profits of the Adviser after all expenses are paid. Since profits are expected to increase as assets increase, Mr. Carr, Mr. Moeller, and Mr. Tucker are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of the Fund) increase.
Securities Owned in the Fund by the Portfolio Managers. As of the date of this SAI, no portfolio manager of the Fund beneficially owned any shares of the Fund.

CODES OF ETHICS

The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.
The Adviser has adopted a Proxy Voting Policy that it uses to vote proxies for its clients, including the Fund. A copy of this Proxy Voting Policy is set forth in Appendix A.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free at (800) SEC-0330 and on the SEC’s website at www.sec.gov.

OTHER SERVICE PROVIDERS

Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as the Administrator to the Fund. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from the Fund a fee computed daily and payable monthly based on the Fund’s average daily net assets, subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.
Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank N.A., an affiliate of Fund Services, serves as the custodian of the Fund’s assets (the “Custodian”). For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction-based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian holds the securities in the Fund’s portfolios and other assets for safekeeping. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and as independent legal counsel to the Board.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund is made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed fair and reasonable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The following table shows the brokerage commissions paid by the Target Fund during the fiscal years indicated.

Brokerage Commissions
Fiscal year ended March 31, 2022	$247,864
Fiscal year ended March 31, 2021	$187,605
Fiscal year ended March 31, 2020	$179,375
As of fiscal year ended March 31, 2022, the Target Fund did not own equity securities of its regular broker/dealers or their parent companies.
For the fiscal year ended March 31, 2022, the Target Fund did not have directed brokerage transactions to brokers that provided research services.

ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Global Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Global Fund Services fails to employ reasonable procedures, the Fund and Global Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Global Fund Services.
Redemptions In-Kind
Under normal circumstances, the Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.
Redemption Fee
The Fund charges a 0.50% redemption fee that is applicable to all redemptions (sales or exchanges) made within 30 days of your initial purchase of shares in the Fund. The redemption fee is not a fee to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

DETERMINATION OF SHARE PRICE

The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
The NAV per share is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of the Fund is calculated by (1) taking the value of all assets, less liabilities, held by the Fund; and (2) subtracting “Accrued Expenses.”

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Trust anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

DISTRIBUTIONS AND TAX INFORMATION

Distributions
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986 (the “Code”) and the Treasury Regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund the owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the corporate tax rate, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a  taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
Federal Excise Tax. To avoid a non-deductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which the Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.
Distributions to Shareholders. The Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for the reduced rates applicable to qualified dividend income for individual shareholders or the corporate dividends-received deduction for corporate shareholders.
There is no requirement that the Fund take into consideration any tax implications when implementing their investment strategies. If the Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
At March 31, 2022, the Target Fund did not have capital loss carryforwards, and accordingly, no provision for federal income or excise taxes has been made.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the first-in first-out method, this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. A shareholder may elect, on an account-by-account basis, to use a method other than first-in first-out method by following procedures established by the Fund or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the first-in first-out method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the first-in first-out method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders

(i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a real estate investment trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
This discussion and the related discussion in the Prospectus have been prepared by the Fund’s management. The information above is only a summary of some of the federal income tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.

DISTRIBUTION OF FUND SHARES

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

FINANCIAL STATEMENTS

The Target Fund’s annual reports to shareholders for the fiscal year ended March 31, 2022 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, are incorporated by reference into this SAI.

APPENDIX A: PROXY VOTING POLICY

Voting Guidelines: The Adviser has engaged the proxy voting advisory service, Proxy Monitor, Inc. (“Proxy Monitor”) to provide the Adviser with recommendations with respect to proxy voting decisions (the “Recommendations”). Proxy Monitor’s proxy voting guidelines are subject to change in Proxy Monitor’s discretion, but a summary of Proxy Monitor’s voting guidelines is set forth below:
Independent Boards of Directors

●    We support an independent board of directors. Ordinarily, we will not vote against a slate of directors simply because it fails to meet the independence standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

●    We prefer that each board has an independent nominating committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted nominating committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Independent Auditors

●    We will generally support the choice of auditors recommended by the corporation’s directors, specifically by the audit committee of these directors. The instances of auditors being changed other than as a result of routine rotation will be reviewed on a case-by-case basis.

●    A significant majority of revenues generated by the accounting firm through its relationship with the company should come from the audit function proper. Where there is no disclosure, or a breakdown of the fees and the non-audit fee is greater than the audit fee without further clarification, we will not support the re-election of the outside auditor.
●    Where non-audit fees have been detailed, we will consider each fee on a case-by-case basis, but we will not support a renewal of the auditor on the grounds that the independence of the auditor has been compromised.

Compensation Review Process

●    We support the establishment of an independent compensation committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted compensation committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Board Size

●    We support a board size of 5 to 16 members. We will not ordinarily vote against a slate of directors simply because the size of the board is outside the guideline. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Cumulative Voting

●    We will review cumulative voting proposals on a case-by-case basis, voting for such proposals when they ensure an independent voice on an otherwise unresponsive board of directors.

Classified or Staggered Boards

●    We prefer the annual election of all directors. We will generally not support proposals that provide for staggered terms for board members.

●    When a proposal to adopt staggered terms for directors has been approved by a vote of shareholders, we will generally support the directors who are standing for staggered terms in those instances in which a vote for such directors is viewed to be in the financial interest of the shareholders and in conformity with the guidelines for the election of directors. We do not believe it is appropriate to vote against such directors simply as an indication of disagreement with the manner in which directors are elected.

Separation of Board and Management Roles

●    We support the separation of board and management roles. We will not ordinarily vote against a slate of directors where there does not exist a separation of board and management roles. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Director Liability and Indemnification

●    We will generally support proposals that limit directors’ liability and provide indemnification, subject to the qualifications outlined below.

Management and Director Compensation/Stock Option Plans

●    We assess proposed stock option plans on a case-by-case basis. We review the features of each plan together with the other aspects of total compensation and, after considering each of the issues, determine whether the plan on the whole is reasonable.

●    We look to support stock option plans with some or all of the following features:
○    Total potential dilution is ideally less than 5%, but in any circumstances, is less than 10%.
○    The “burn rate”– the number of options granted in a given year expressed as a percentage of     shares outstanding – is restricted to less than 1% of the shares outstanding (or 20% of the options available under the plan).
○    There are specific performance criteria for the award of options or the vesting of options already granted.

○    Options granted have a life of five years or less.

○    Options do not vest immediately and vest over a period of at least 40% of the life of the options.

○    Directors do not have the flexibility to set the terms of the options to be granted or modify the terms of options already granted.

○    There are strict limits placed on the director’s ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.

○    There is not an overly strong concentration of options granted to the most senior executive(s).

●    Form of Vehicle: We will review the granting of stock options, stock appreciation rights, phantom shares and restricted stock on a case-by-case basis.
●    Price: We will generally support plans whose underlying securities are to be issued at no less than 100% of the current market value.

●    Re-pricing: We will not support plans that allow the board of directors to lower the exercise price of options already granted. We will not support proposals that, directly or indirectly, would reduce the exercise price of options already granted.
●    Expiry: We will generally support plans whose options have a life of no more than five years. We will review on a case-by-case basis those plans whose options have a life of more than five years. We will generally not support “evergreen” stock option plans.
●    Dilution: We will generally support stock option plan amendments if the total potential dilution does not exceed 5%, and the so-called “burn rate” is less than 1% per annum. We will review on a case-by-case basis stock option plans that provide for total potential dilution exceeding 5% but less than 10%, or where the “burn rate” exceeds 1% per annum. We will generally not support stock option plans that provide for potential dilution in excess of 10% or where the “burn rate” exceeds 2% per annum.

●    Vesting: We will generally not support stock option plans that are 100% vested when granted.

●    Performance Vesting: We will generally support stock option plans that link the granting of options, or the vesting of options previously granted, to specific performance targets. This is especially important for plans above the 5% potential dilution threshold.

●    Concentration: We will generally not support stock option plans that authorize allocation of 25% or more of the available options to any one individual.
●    Director Eligibility: We will generally support stock option plans for directors where the terms and conditions of director options are clearly defined and are reasonable. In particular, we look for a specific and objective formula for the award of director options. We will generally not support those plans that provide for discretionary director participation.

●    Change in Control: We will not support stock option plans with change in control provisions if the provisions allow option holders to receive more for their options than shareholders would receive for their shares. We will not support changes in control arrangements developed in the midst of a takeover fight specifically to entrench management. We will not support the granting of options or bonuses to outside directors “in the event” of a change of control as the independence of outside directors will be compromised if they are eligible for additional severance benefits in the event of a change of control.

●    Board Discretion: We will not support plans that give the board broad discretion in setting the terms and conditions of programs. Such programs must be submitted to shareholders with adequate detail regarding their cost, scope, frequency and schedules for exercising the options.
●    Employee Loans: We will generally not support the corporation making loans to employees to allow employees to pay for stock or options. Excessive loans expose the company to risk as a result of potentially uncollectible debts and may inhibit the termination of employees who are in debt to the company. Executives seeking to buy stock or options should be encouraged to obtain credit from more conventional, market-rate sources, such as banks or company credit unions.
●    Omnibus Plans: We will generally not support omnibus stock option plans (three or more types of awards in one plan). We believe that shareholders should vote on the separate components of such plans rather than be forced to consider the “take-all” approach of an omnibus collection. Although we are opposed to the concept of omnibus plans, we will review each element to determine whether the specific benefits being offered are contrary to our other guidelines in this category.
●    Disclosure: We strongly support the expensing of foregone option premiums in a company’s income statement, together with detailed footnote disclosure of option costs.
Director Compensation

●    We will generally support proposals that call for a certain percentage of directors’ compensation to be in the form of common stock. We will not ordinarily vote against a slate of directors where there does not exist a practice of paying some percentage of director compensation in common stock. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Golden Parachutes

●    We will review severance compensation arrangements on a case-by-case basis. We will not support “golden parachutes” that we deem to be excessive.
Shareholders Rights Plans
●    We will review shareholder rights plans on a case-by-case basis. We will generally not support shareholder rights plans that go beyond ensuring equal treatment of shareholders in the event of a bid, and allowing the company sufficient time to consider alternatives to a bid.
●    We will look to support shareholder rights plans with all or substantially all of the following features:
○    The plan provides that the minimum bid period is not longer than 50 days.
○    The plan allows for partial bids.

○    The plan does not authorize the board to waive the plan’s application unless the plan is waived for all other subsequent bids.

○    The plan does not allow for the redemption of rights without shareholder ratification.

○    The plan does not contain exemptions for private placements.

○    The plan exempts soft lock-up agreements.

○    The plan requires shareholder ratification at least every three years.

○    The plan places a modest limit on the granting of any “break fees.”

Going Private Transactions, Leveraged Buyouts and Other Purchase Transactions

●    We will evaluate going private transactions, leveraged buyouts and other purchase transactions on a case-by-case basis, but we will not support transactions that do not adequately compensate minority shareholders.

●    Whenever a publicly traded corporation seeks to become privately owned via a “going private transaction” or a “leveraged buyout,” we will carefully evaluate the proposal to determine whether the transaction is in the long-term best economic interests of shareholders or whether it is designed mainly to further the interests of one group of stakeholders at the expense of other shareholders. In addition to such an economic analysis, we will review the process by which the proposal was received. In this regard, we will consider whether:

○    Other potential bidders have had an opportunity to investigate the company and make competing bids; and
○    A valuation and/or “fairness opinion” has been obtained from a qualified and independent party, and the analysis and recommendations contained in that valuation or opinion support the proposal.
Lock-Up Arrangements

●    While we will evaluate potential arrangements on a case-by-case basis, we will generally not support “hard” lock-up arrangements (agreements between certain shareholders to sell their shares to a potential acquiring company before a formal offer is made to other shareholders) if these arrangements serve to prevent competing bids for a corporation in a takeover situation.

“Crown Jewel” Defenses

●    We review transactions on a case-by-case basis. We will generally not support crown jewel defenses (the selling of assets to a friendly third party to frustrate an attempted takeover) unless they are clearly in the interests of all shareholders.

Payment of Greenmail

●     We will support proposals that seek to prevent the payment of “greenmail” to an unwanted purchaser of the corporation. We will not support the payment of “greenmail” (the payment from corporate funds of a premium price to selected shareholders (often an unwanted purchaser of a company) without the opportunity for all shareholders to participate in such a purchase program).

Fair Price Amendments

●    We will support proposals that require a bidder for a corporation to pay every shareholder a fair price where a “fair” price is defined as the highest price paid to any shareholder under the offer.

Reincorporation

●    We will support reincorporation proposals (a proposal to re-establish the company in a different legal jurisdiction) when management and the board can demonstrate sound financial or business reasons for the move. However, we will generally not support reincorporation proposals that are made as part of an anti-takeover defense or solely to limit directors’ liability.

Shareholders Rights Issues

●    We will support resolutions to introduce confidential voting.

Dual Class Share Structures

●    We support one class of shares. We will generally not support the creation or extension of dual-class share structures.

Super-Majority Approval of Business Transactions

●    We will review supermajority proposals on a case-by-case basis; however, we will generally not support proposals in which management seeks to increase the number of votes required on an issue above two-thirds (66.7%) of the outstanding shares.

Increase in Authorized Shares

●    We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. We will generally not support proposals that seek a 50% or more increase in authorized common shares when management does not demonstrate a specific need.

“Blank-Check” Preferred Shares

●    We will generally not support either the authorization of, or an increase in, blank check preferred shares.

Shareholder Proposals

●    We will evaluate shareholder proposals on a case-by-case basis. We will generally not support proposals that place arbitrary or artificial constraints on the company, its board, or management.

●    We will review stakeholder proposals on a case-by-case basis. We will generally not support proposals that seek to alter the responsibility of the directors to supervise the management of the business of the corporation or that create a wide range of peripheral considerations the directors must take into account in evaluating a business proposal.

Voting Procedures: Under normal circumstances, the Adviser will vote proxies for the Fund in accordance with the Recommendations. Notwithstanding the foregoing, the Adviser may vote differently from the Recommendations when the Adviser believes such vote is in the best interests of the Fund and their shareholders.

Conflicts: If with respect to any proxy vote for the Fund, the Adviser is aware of a conflict between the interests of a client and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio company is a client or an affiliate of a client of the Adviser), the Adviser will notify the Fund of the conflict and will vote the Fund’s shares in accordance with the instructions of the Trust’s Proxy Voting Committee.

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

ITEM 16. EXHIBITS:

(1)	(a)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 4, 2011
(b)
Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference from Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017

(2)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization is attached as Exhibit B to the Proxy Statement/Prospectus contained in this Registration Statement.
(5)		Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011
(6)	(a)
Investment Advisory Agreement between the Trust, on behalf of the CornerCap Small-Cap Value Fund, and CornerCap Investment Counsel, Inc. – incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on August 25, 2022.

(b)
Operating Expenses Limitation Agreement between the Trust, on behalf of the CornerCap Small-Cap Value Fund, and CornerCap Investment Counsel, Inc. – incorporated herein by reference to Registrant's Registration Statement on form N-14 filed on August 25, 2022.

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(7)			Form of Distribution Agreement between the Trust, on behalf of the CornerCap Small-Cap Value Fund, and Foreside Fund Services, LLC – filed herewith.
(8)			Not applicable.
(9)	(a)		Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 5, 2011
	(b)		Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – filed herewith.
(10)	(a)		Rule 12b-1 Plan – filed herewith.
	(b)		Rule 18f-3 Plan – filed herewith.
(11)			Opinion and Consent of Counsel by Stradley Ronon Stevens & Young LLP for the CornerCap Small-Cap Value Fund – filed herewith.
(12)			Form of Opinion and Consent of Stradley Ronon Stevens & Young LLP regarding tax matters – incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on August 25, 2022.
(13)	(a)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011

		(i)	Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(b)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
		(i)	Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(c)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011.
		(i)	Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
(14)			Consent of Independent Registered Public Accounting Firm – filed herewith
(15)			Not Applicable.
(16)
Powers of Attorney for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated August 17, 2022 – incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on August 25, 2022.

(17)			Form of Proxy Card – incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on August 25, 2022.

ITEM 17. UNDERTAKINGS:
(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.
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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin on the 28th day of September, 2022.

Managed Portfolio Series

By: /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 28th day of September, 2022.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ Brian R. Wiedmeyer	President and Principal Executive Officer
Brian R. Wiedmeyer

	/s/ Benjamin Eirich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Benjamin Eirich

*By:	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Attorney-In-Fact pursuant to Power of Attorney
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